Exhibit 21.1

Subsidiaries of the Company
(as of November 30, 2021)

Name of Subsidiary	Jurisdiction of Organization
Beijing Jumeng Technology Development Ltd.	China
BPO Holdco Coöperatief U.A.	Netherlands
Chongqing Jumeng Technologies Development Ltd.	China
CNX Services Jamaica Limited	Jamaica
Concentrix (Canada) Limited	Canada
Concentrix (Suzhou) Information Consulting Co., Ltd.	China
Concentrix Beteiligungen GmbH	Germany
Concentrix Brazil Outsourcing of Processes, Administrative Services and Technologies to Enterprise Ltda.	Brazil
Concentrix Business Services UK Limited	United Kingdom
Concentrix Costa Rica, S.A.	Costa Rica
Concentrix CRM Services Germany GmbH	Germany
Concentrix CRM Services Hungary KFT	Hungary
Concentrix CRM Services RO S.R.L.	Romania
Concentrix CRM Services UK Limited	United Kingdom
Concentrix CVG (Mauritius) Ltd	Mauritius
Concentrix CVG Brite Voice Systems, LLC	Kansas, United States
Concentrix CVG CMG Canada ULC	Canada
Concentrix CVG CMG Insurance Services LLC	Utah, United States
Concentrix CVG CMG UK Limited	United Kingdom
Concentrix CVG Contact Tunisie S.A.R.L.	Tunisia
Concentrix CVG Corporation	Delaware, United States
Concentrix CVG Customer Management Australia Pty. Ltd.	Australia
Concentrix CVG Customer Management Colombia S.A.S.	Colombia
Concentrix CVG Customer Management Delaware LLC	Delaware, United States
Concentrix CVG Customer Management Group Inc.	Ohio, United States
Concentrix CVG Delaware Inc.	Delaware, United States
Concentrix CVG Delaware International Inc.	Delaware, United States
Concentrix CVG Egypt Limited Liability Company	Egypt
Concentrix CVG France S.A.R.L.	France
Concentrix CVG Funding Inc.	Kentucky, United States
Concentrix CVG Global Services - AZ, Inc.	Arizona, United States
Concentrix CVG Global Services El Salvador, S.A. de C.V.	El Salvador
Concentrix CVG Global Services Honduras, S.A.	Honduras
Concentrix CVG Global Services Hong Kong Limited	Hong Kong
Concentrix CVG Government Solutions LLC	Ohio, United States
Concentrix CVG Group Limited	United Kingdom
Concentrix CVG Holding LLC	Delaware, United States
Concentrix CVG Intelligent Contact Limited	United Kingdom
Concentrix CVG International Holding Ltd.	Bermuda
Concentrix CVG International Nordic AB	Sweden
Concentrix CVG International sp. z o.o.	Poland

Concentrix CVG Ireland Contact Services Limited	Ireland
Concentrix CVG Ireland Limited	Ireland
Concentrix CVG Italy S.R.L.	Italy
Concentrix CVG Learning Solutions LLC	Delaware, United States
Concentrix CVG LLC	Texas, United States
Concentrix CVG Malaysia (Philippines) Sdn. Bhd.	Malaysia
Concentrix CVG Malaysia Sdn. Bhd.	Malaysia
Concentrix CVG Philippines, Inc.	Philippines
Concentrix CVG Pte. Ltd.	Singapore
Concentrix CVG Services Singapore Pte. Ltd.	Singapore
Concentrix CVG Servicios Informáticos, SL	Spain
Concentrix CVG Singapore Holdings Pte. Ltd.	Singapore
Concentrix CVG Tunisie BPO S.A.R.L.	Tunisia
Concentrix CVG Tunisie S.A.R.L.	Tunisia
Concentrix Daksh Services India Private Limited	India
Concentrix Daksh Services Philippines Corporation	Philippines
Concentrix Digital Services Limited	United Kingdom
Concentrix Duisburg GmbH	Germany
Concentrix Düsseldorf GmbH	Germany
Concentrix Europe Limited	United Kingdom
Concentrix Frankfurt a. M. GmbH	Germany
Concentrix Free Trade Zone, S.A.	Costa Rica
Concentrix Gera GmbH	Germany
Concentrix Global Services GmbH	Germany
Concentrix GmbH	Austria
Concentrix Halle GmbH	Germany
Concentrix HK Limited	Hong Kong
Concentrix International Europe B.V.	Netherlands
Concentrix International GmbH	Germany
Concentrix International Services Europe B.V.	Netherlands
Concentrix Investment Holdings Corporation	British Virgin Islands
Concentrix Investment Holdings Singapore 1 Pte. Ltd.	Singapore
Concentrix Investment Holdings Singapore 2 Pte. Ltd	Singapore
Concentrix Investment Holdings Singapore 3 Pte.Ltd.	Singapore
Concentrix Investments Europe B.V.	Netherlands
Concentrix Legal Services Co., Ltd.	Vietnam
Concentrix Leipzig GmbH	Germany
Concentrix Management Holding GmbH & Co. KG	Germany
Concentrix Mexico, S. de R.L. de C.V.	Mexico
Concentrix Münster GmbH	Germany
Concentrix New (BVI) Corporation	British Virgin Islands
Concentrix NewHK Limited	Hong Kong
Concentrix Nicaragua S.A.	Nicaragua
Concentrix Osnabrück GmbH	Germany
Concentrix Receivables, Inc.	Delaware, United States

Concentrix Rechenzentrum GmbH	Germany
Concentrix Romania S.R.L.	Romania
Concentrix Schwerin GmbH	Germany
Concentrix Services (Dalian) Co., Ltd.	China
Concentrix Services (Georgia) LLC	Georgia
Concentrix Services (Germany) GmbH	Germany
Concentrix Services (Ireland) Limited	Ireland
Concentrix Services (Netherlands) B.V.	Netherlands
Concentrix Services (New Zealand) Limited	New Zealand
Concentrix Services (Saudi Arabia) Corporation LLC	Saudi Arabia
Concentrix Services (Singapore) Pte. Ltd.	Singapore
Concentrix Services (Thailand) Co., Ltd.	Thailand
Concentrix Services (Uruguay) S.A.	Uruguay
Concentrix Services Bulgaria EOOD	Bulgaria
Concentrix Services Corporation	British Virgin Islands
Concentrix Services GmbH	Germany
Concentrix Services Holdco (Netherlands) B.V.	Netherlands
Concentrix Services Hungary Kft.	Hungary
Concentrix Services India Private Limited	India
Concentrix Services Korea Limited	South Korea
Concentrix Services Mexico, S.A. de C.V.	Mexico
Concentrix Services Philippines, Inc.	Philippines
Concentrix Services Portugal, Sociedade Unipessoal, LDA	Portugal
Concentrix Services Pty Ltd	Australia
Concentrix Services Slovakia s.r.o.	Slovakia
Concentrix Services UK Limited	United Kingdom
Concentrix Services US, Inc.	Delaware, United States
Concentrix Software Technologies (HK) Limited	Hong Kong
Concentrix Solutions Corporation	New York, United States
Concentrix Technologies (India) Private Limited	India
Concentrix Technologies Limited	United Kingdom
Concentrix Technologies Services (Canada) Limited	Canada
Concentrix Tigerspike Technology FZ-LLC	United Arab Emirates
Concentrix Verwaltungs GmbH	Austria
Concentrix VN Technologies Services Company Limited	Vietnam
Concentrix Wismar GmbH	Germany
Concentrix Wuppertal GmbH	Germany
Convergys Customer Management Group Canada Holding Inc.	Delaware, United States
Convergys Customer Management International Inc.	Ohio, United States
Convergys Customer Management Mexico S. de R.L. de C.V.	Mexico
Convergys Holdings (GB) Limited	United Kingdom
Convergys Holdings (UK) Limited	United Kingdom
Convergys India Services Private Limited	India
Convergys International Inc.	Delaware, United States
Convergys Services Denmark ApS	Denmark

Convergys South Africa (Pty) Ltd.	South Africa
Dalian Jumeng Information Services Ltd.	China
Dalian Jumeng Technologies Development Ltd.	China
Encore Receivable Management, Inc.	Kansas, United States
eTelecare Philippines, Inc.	Philippines
Foshan Jumeng Information Technology Service Co., Ltd.	China
Guiyang Jumeng Technology Development Ltd.	China
Intervoice Acquisition Subsidiary, Inc.	Nevada, United States
Intervoice Colombia Ltda.	Colombia
Intervoice do Brasil Comércio Serviços e Participações Ltda.	Brazil
Intervoice GmbH	Germany
Intervoice GP, Inc.	Nevada, United States
Intervoice Limited	United Kingdom
Intervoice Limited Partnership	Nevada, United States
Intervoice LP, Inc.	Nevada, United States
Japan Concentrix KK	Japan
Minacs Mexico, S. de R.L. de C.V.	Mexico
PT Concentrix Services Indonesia	Indonesia
PT Convergys Customer Management Indonesia	Indonesia
SCGS (Malaysia) Sdn. Bhd.	Malaysia
SGS Holdings, Inc.	Delaware, United States
Shenzhen Shunrong Telecommunication Technologies Ltd	China
Sichuan 86Bridge Information Technology Ltd.	China
Stream Florida Inc.	Delaware, United States
Stream Global Services - US, Inc.	Delaware, United States
Stream Global Services, Inc.	Delaware, United States
Stream Holdings Corporation	Delaware, United States
Suzhou Ke Wei Xun Information Services Co., Ltd.	China
SYNNEX-Concentrix UK Limited	United Kingdom
The Global Email Trustee Limited	United Kingdom
Tigerspike Co., Ltd.	Japan
Tigerspike FZ-LLC	United Arab Emirates
Tigerspike Holdings Pty Ltd	Australia
Tigerspike LTD	United Kingdom
Tigerspike Products Pte. Ltd.	Singapore
Tigerspike Pte. Ltd.	Singapore
Tigerspike Pty Ltd	Australia
Tigerspike, Inc.	Delaware, United States
Vietnam Concentrix Services Company Limited	Vietnam
Xi'an Jumeng Technologies Development Ltd	China